Sandler O’Neill Investor Conference November 10, 2011 1

Forward-looking Statements

This presentation contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. Forward looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. We have tried, whenever possible, to identify such statements by using words such as "anticipate," "estimate," "expect," "forecast," "project," "intend," "plan," "believe," and similar expressions in connection with any discussion of future operating or financial performance. The forward-looking statements are based on management's current expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute its business plan successfully and within the expected timeframe; deterioration in the asset value of our loan portfolio may be worse than expected due to a number of factors, such as adverse changes in economic conditions that impair the ability of borrowers to repay their loans, the underlying value of the collateral could prove less valuable than assumed and cash flows may be worse than expected; Park's ability to sell OREO properties at prices as favorable as anticipated; changes in general economic and financial market conditions, and weakening in the economy, specifically the real estate market and credit markets, either nationally or in the states in which Park and its subsidiaries do business, may be worse than expected which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; our liquidity requirements could be adversely affected by changes in our assets and liabilities; competitive factors among financial institutions increase significantly, including product and pricing pressures and Park's ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; the effect of fiscal and governmental policies of the United States federal government; demand for loans in the respective market areas served by Park and its subsidiaries; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission ("SEC") including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and in "Item 1A. Risk Factors" of Part II of Park's Quarterly Report on Form 10-Q. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date of this presentation. Park does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Annualized, pro forma, projected and estimated amounts are presented for illustrative purposes and may not reflect actual results.

PARK NATIONAL CORPORATION

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Table of Contents I. PRK Overview II. Leadership Team III. Selected Financial Data IV. Why invest in Park National Corporation? Appendix: Profiles of PRK Affiliate Banks 3

Company Profile • Park National Corporation (Park) is a $7.1 billion bank holding company headquartered in Newark, Ohio. – Park has two bank subsidiaries and 147 financial service offices: • The Park National Bank (11 bank divisions in Ohio and Kentucky) • Vision Bank (2 bank divisions in Florida and Alabama)  Established in 1908, The Park National Bank (PNB) is the leading community bank in Ohio. – Unique banking style combines local, highly personalized service with the resources, security and expertise of a major regional bank – Dominant market share in the majority of the communities we serve – Leadership team has on average 27 years of industry experience – Operating in 29 Ohio counties & 1 Kentucky county  Vision Bank (acquired by Park in March 2007) operates two community bank divisions headquartered in Gulf Shores, Alabama and Panama City, Florida. – 17 commercial banking offices stretching along the Gulf Coast from Mobile Bay, Alabama to east of Panama City, Florida 4 I. PRK Overview

Our Mission  Maximize long - term return to our shareholders by: – Acting at all times with integrity and concern for the well - being of our customers, our communities and our associates – Providing financial products and services of such high value that our customers view us as unique – Operating our banks so as to assure financial strength and soundness in order to protect our depositors and shareholders  Our primary focus is to provide customers with competitive products, professional financial advice and extraordinary service: – Deep commitment to the communities we serve – Dedicated to serving our customers personally, rapidly, honestly and professionally – Long - term financial success through best - of - quality service to our customers – Treat one another well within our affiliates; invest in improvement; operate soundly so as to safeguard the interests of our depositors and investors 5

Company Overview September 30, 2011  Headquarters: Newark, OH – Assets: $7.1 billion – Loans: $4.7 billion – Deposits: $5.1 billion – TC Equity: $585 million – TARP: $100 million – Market Cap: $814 million  147 financial service offices between two bank subsidiaries across 4 states – Park National Bank • 11 bank divisions in Ohio and Kentucky – Vision Bank • 2 bank divisions Florida and Alabama  Business lines – Full service consumer and commercial banking – Trust / wealth management – Title company – Specialty lines • Aircraft finance • Consumer finance • Structured warehouse finance 6 Source: SNL Financial; Company Filings Financials as of 9/30/2011

A Successful History of Disciplined Strategic Growth in Ohio (11 acquisitions; 2 De Novos) 7 1908 1908 ▪ The Park National Bank is established 1985 1985 ▪ Acquisition of Fairfield National Bank 1987 1987 ▪ Park National Corporation holding company is established ▪ Acquisition of Richland Trust Company 1990 1990 ▪ Acquisition of Century National Bank 1994 1994 ▪ Acquisition of Scope Aircraft Finance 1997 1999 2000 2001 2005 2006 1997 ▪ Acquisition of First - Knox National Bank Farmers Savings Bank 1999 ▪ Guardian Finance Company established 2000 ▪ Acquisition of United Bank ▪ Acquisition of Second National Bank 2001 ▪ Acquisition of Security National Bank Citizens National Bank Unity National Bank 2005 ▪ Acquisition of First Federal Savings Bank of Eastern Ohio (merged with Century National Bank) ▪ Acquisition of First Clermont Bank (became the Park National Bank of Southwest Ohio & Northern Kentucky division) 2006 ▪ Acquisition of Anderson Bank (merged with The Park National Bank of Southwest Ohio & Northern Kentucky division)

Vision Bancshares, Inc. Acquisition  On March 9, 2007, Park acquired all the stock and outstanding stock options of Vision Bancshares, Inc. for $87.8 million in cash and 792,937 shares of Park common stock valued at $83.3 million or $105.00 per share.  Since the time of acquisition, net losses at Vision Bank have been as follows: (in thousands) Net Loss 2011 September $ (26,256) 2010 (29,297) 2009 (30,110) 2008 * (81,187) 2007 * (60,681) 8 Source: Company Filings  As of September 30, 2011, Park National Corporation has contributed $171.7 million in additional capital to Vision. * 2008 and 2007 include goodwill impairment charges of $55.0 million and $54.0 million, respectively.

(in thousands) Total Assets Loans Deposits Net Income 2010 $ 7,298,377 $ 4,732,685 $ 5,095,420 $ 74,217 Percent of Total Assets 64.8% 69.8% 1.02% 2005 5,436,048 3,328,112 3,757,757 95,238 Percent of Total Assets 61.2% 69.1% 1.75% 2000 3,211,068 2,278,186 2,415,575 55,405 Percent of Total Assets 70.9% 75.2% 1.73% 1995 1,476,208 1,024,727 1,206,540 22,120 Percent of Total Assets 69.4% 80.7% 1.50% 1990 1,103,687 733,160 959,490 13,718 Percent of Total Assets 66.4% 86.9% 1.24% 1984 – (pre - initial M&A) 382,837 211,141 323,017 6,685 Percent of Total Assets 55.2% 84.4% 1.75% 9 Park National Corporation History of the Corporation Source: Company Filings

Park Executive Management  C. Daniel DeLawder – Chairman and Chief Executive Officer – Age: 62 Chairman, Chief Executive Officer (1999) and Board Member of The Park National Bank and Park National Corporation (Corporation or Park) headquartered in Newark, Ohio. He served previously as President of The Park National Bank and Park. He served as President of the Fairfield National Bank, a division of The Park National Bank, from 1985 through 1991. He also currently serves on the Boards of MedBen, Truck One, Inc. and Fleet Service, Inc. Mr. DeLawder received his B.S.Ed., cum laude from Ohio University in Athens and joined Park immediately following graduation. He is a graduate of numerous bank industry educational programs. Mr. DeLawder is a member of the Board of Directors of the Federal Reserve Bank of Cleveland. He is the past chairman of the Board of Trustees of Ohio University. He served as a member of the American Bankers Association (ABA) BankPac Committee as well as a member of the Government Relations Council of the ABA. He is past Chairman of the Ohio Bankers Association and a past Director - at - Large of the Community Bankers Association of Ohio.  David L. Trautman – President – Age: 50 President and Board Member of The Park National Bank and Park National Corporation (2004) headquartered in Newark, Ohio. He also serves as Secretary of the Corporation. He served as President of First - Knox National Bank, a division of The Park National Bank, from May 1997 through January 2002, and as its Chairman from 2001 to 2006. In addition, he served on the Board of the United Bank of Bucyrus, a division of The Park National bank, from 2000 to 2006. Mr. Trautman received his BA from Duke University and joined Park immediately following graduation. He holds an MBA, with honors, from The Ohio State University. He is a graduate of The Stonier Graduate School of Banking at The University of Delaware and the Ohio Bankers Association Leadership Institute. Mr. Trautman is past Chairman of the Ohio Bankers League, Kenyon College Board member, member of Newark Rotary Club, past campaign chair for United Way of Licking County, and serves as a Trustee of the Licking County Foundation. 10 II. Leadership Team

Park Executive Management (continued)  John W. Kozak – Chief Financial Officer – Age: 56 Chief Financial Officer of Park (1998); Senior Vice President since January 1999, a Member of the Board of Directors since December 2006, and Vice President from 1991 to 1998, of The Park National Bank; Chief Financial Officer from 1980 to 1991, and a Member of the Board of Directors from 1988 to May 2006 of Century National Bank, a division of Park. Mr. Kozak received his B.S. Degree in Accounting summa cum laude from The Ohio State University in 1977. He also received the Pacesetter Award from the College of Business.  Brady T. Burt – Chief Accounting Officer – Age: 39 Chief Accounting Officer of Park since April 2007. Prior to joining Park, Mr. Burt served Vail Banks, Inc. in various capacities, including EVP - Chief Financial Officer from June 2005 to November 2006, SVP - Director of Internal Audit from September 2003 to June 2005, and VP - Assistant Audit Director from April 2002 to September 2003. Mr. Burt was also employed by Bank One from August 2001 to March 2002 and PricewaterhouseCoopers from September 1994 to August 2001, working in various accounting roles. Mr. Burt received his B.S. Degree in Accounting from Miami University in 1994. He currently serves on the Finance Committee of the Licking County United Way is a member of the Granville Rotary Club, and is a board member of Habitat of Licking County. 11

12 Experienced Leadership Team Name Position Age Years with PRK Years In Industry C. Daniel DeLawder Chairman & CEO 62 40 40 David L. Trautman President 50 28 28 John W. Kozak Chief Financial Officer 56 31 31  Senior leadership consists of executives with proven local market experience  Leadership team averages 23 years of banking experience  Average management tenure at Park National is approximately 20 years

13 Leadership Team – continued Name Position Age Years with PRK Years In Industry Brady T. Burt VP – Chief Accounting Officer 39 4 10 Thomas J. Button SVP – Chief Credit Officer 51 14 25 Thomas M. Cummiskey SVP – Trust 42 12 14 Lynn B. Fawcett SVP – Operations 52 21 21 Robert N. Kent President – Scope Aircraft Finance 54 8 28 Timothy J. Lehman SVP – Information Systems 47 16 16 Laura B. Lewis SVP – Human Resources & Marketing 52 27 27 Matthew R. Miller VP - Finance 33 2 8 Cheryl L. Snyder SVP – Retail Lending 55 32 34 Paul E. Turner VP - Treasurer 44 21 21 Jeffrey A. Wilson SVP – Director of Internal Audit 45 7 15 William R. Wilson SVP – Commercial Lending 63 41 41

14 Affiliate Leadership Name Position Age Years with PRK/Affiliate Years In Industry John A. Brown President – Richland Bank 42 20 20 James A. Carr President – Unity National Bank 63 6 41 William C. Fralick President – Security National Bank 57 35 35 Joey W. Ginn Chairman – Vision Bank 52 9 30 David J. Gooch President – Park National Bank of Southwest Ohio & Northern Kentucky 42 14 20 James S. Lingenfelter President – Farmers Bank 53 23 30 Thomas M. Lyall Chairman – Century National Bank 65 40 40 Patrick L. Nash President – Century National Bank 47 24 24 Earl W. Osborne Chairman – Guardian Finance Company 58 12 21 Vickie A. Sant President – First Knox National Bank 56 35 35 Donald R. Stone President – United Bank 54 15 27 John E. Swallow President – Second National Bank 55 26 36 Stephen G. Wells President – Fairfield National Bank 50 27 27

Bank Division Name Year joined Park Our bank deposits Total county deposits Park % of market share Rank in market Park National 1908 $ 1,300,371 $ 2,169,768 59.9% 1 Fairfield National 1985 364,719 1,714,925 21.3% 1 Richland Bank 1987 449,246 1,695,857 26.5% 1 Century National 1990 342,490 1,159,446 29.5% 1 First - Knox National 1997 373,162 698,825 53.4% 1 Second National 2000 230,402 979,311 23.5% 2 Security National 2001 422,926 1,474,225 28.7% 1 Seven largest OH divisions $ 3,483,316 $ 9,892,357 35.2% Other OH divisions – headquarter counties 503,245 4,344,777 11.6% Total OH divisions – headquarter counties $ 3,986,561 $ 14,237,134 28.0% Remaining Ohio bank deposits $ 684,415 Total Ohio bank deposits $ 4,670,976 15 Park National Bank The Bank of Choice Headquarter Counties of Operation – Deposits (in thousands) Source: FDIC, June 30, 2011

Customer Loyalty Leads to Core Profitability  Dominant market share  Favorable pricing 16 Yield on Earning Assets % PRK Peers 5.06 4.64 + 42 bps Cost of Funds % PRK Peers 1.10 1.08 + 2 bps Net Interest Margin % PRK Peers 4.16 3.83 + 33 bps ROAA % PRK Peers 1.02 0.69 + 33 bps Efficiency Ratio % PRK Peers 55.19 66.81 - 1,162 bps ROAE % PRK Peers 11.34 6.56 + 478 bps Unique local branding strategy makes PRK the regional bank of choice  Sector leading margin  Historic unparalleled profitability continues Source: Company Filings as of September 30, 2011 and BHC Performance Report as of June 30, 2011 Peers include all banks nationwide with total assets between $3.0 and $10.0 billion

Park Net Interest Margin History PRK Net Interest Margin Peer Net Interest Margin PRK Advantage Over Peers Avg. 2 YR Treasury Rate Avg. 10 YR Treasury Rate YTD 3Q 2011 4.16% 3.83% 0.33% 0.51% 3.02% 2010 4.26% 3.70% 0.56% 0.70% 3.21% 2009 4.22% 3.57% 0.65% 0.96% 3.26% 2008 4.16% 3.59% 0.57% 2.00% 3.67% 2007 4.20% 3.73% 0.47% 4.36% 4.63% 2006 4.33% 3.85% 0.46% 4.83% 4.81% 2005 4.34% 3.90% 0.44% 3.85% 4.29% 2004 4.56% 3.93% 0.63% 2.38% 4.26% 2003 4.60% 3.92% 0.68% 1.65% 4.01% 2002 5.06% 4.16% 0.90% 2.64% 4.61% 2001 4.93% 4.18% 0.75% 3.82% 5.02% 17 Source: Company Filings as of September 30, 2011 and BHC Performance Report as of June 30, 2011 for peer data

Park Earnings History Diluted EPS Dividends Per Share Stock Price Common Book Value Per Share Tangible Common Book Value Per Share Price to Common Book % Price to Tangible Common Book % Price to Earnings YTD 3Q 2011 3.61 2.82 52.88 42.97 38.01 123% 139% 10.96 2010 4.51 3.76 72.67 42.12 37.03 173% 196% 16.11 2009 4.82 3.76 58.88 41.71 36.22 141% 163% 12.22 2008 4.91 * 3.77 71.75 39.15 33.02 183% 217% 14.61 * 2007 5.40 * 3.73 64.50 41.54 31.18 155% 207% 11.94 * 2006 6.74 3.69 99.00 40.98 35.37 242% 280% 14.69 2005 6.64 3.62 102.64 39.63 34.72 259% 296% 15.46 2004 6.32 3.41 135.50 39.28 36.43 345% 372% 21.44 2003 5.97 3.21 113.15 37.57 36.67 301% 309% 18.95 2002 5.86 2.96 98.80 35.17 34.06 281% 290% 16.86 2001 5.31 2.75 92.75 32.00 30.54 290% 304% 17.47 18 *Adjusted for goodwill impairment charge of $55 million in 2008 and $54 million in 2007. Including the goodwill impairment c har ges, Park’s diluted EPS for 2008 and 2007 was $0.97 and $1.60, respectively. Source: Company Filings

III. Selected Financial Data

Results Count - ROA and ROE History

	Park ROA	Park ROA, excluding Vision	Peer median ROA	Park ROE *	Park ROE, excluding Vision **	Peer median ROE
YTD 3Q 2011 Annualized	1.02%	1.69%	0.69%	11.34%	20.67%	6.56%
2010	0.97%	1.58%	0.27%	10.53%	18.27%	1.23%
2009	0.97%	1.61%	-0.18%	11.81%	20.80%	-2.51%
2008	1.02% ***	1.63%	-0.03%	12.12% ***	21.57%	-1.83%
2007	1.24% ***	1.52%	0.87%	12.40% ***	17.88%	9.45%
2006	1.75%	1.75%	1.11%	17.26%	17.26%	12.23%
2005	1.71%	1.71%	1.14%	17.03%	17.03%	12.96%
2004	1.81%	1.81%	1.15%	17.00%	17.00%	13.15%
2003	1.81%	1.81%	1.15%	16.69%	16.69%	13.53%
2002	1.93%	1.93%	1.21%	17.56%	17.56%	14.46%
2001	1.84%	1.84%	1.15%	17.33%	17.33%	13.39%

*Calculated using average common equity for Park National Corporation.

**Calculated using average common equity for Park National Corporation, excluding Vision Bank.

***Adjusted for goodwill impairment charges of $55 million in 2008 and $54 million in 2007. Including the goodwill impairment charges, Park's ROA for 2008 and 2007 was 0.20% and 0.37%, respectively, and Park's ROE for 2008 and 2007 was 2.40% and 3.67%, respectively.

PARK NATIONAL CORPORATION

Source: Company Filings as of September 30, 2011 and BHC Performance Report as of June 30, 2011

Peers include all bank holding companies nationwide with total assets between $3.0 and $10.0 billion

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20 184,007 (156,082) (94,956) 45,215 171,784 53,600 99,316 126,005 351,277 199,909 152,466 22,149 (200,000) (100,000) 0 100,000 200,000 300,000 400,000 500,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Sept 30, 2011 Increase / (decrease) in loans (in thousands) Source: Company Filings through September 30 2011. As reported on the statement of cash flows. Six year loan growth = $203,568 or $33,928 per year $(251,038)

(in thousands) Nine months ended Sept. 30, 2011 Year ended Dec. 31, 2010 Year ended Dec. 31, 2009 Net interest income $ 206,955 $ 274,044 $ 273,491 Provision for loan losses 55,925 64,902 68,821 Net interest income after provision 151,030 209,142 204,670 Non interest income 43,334 65,632 73,850 Gain on sale of securities 25,462 11,864 7,340 Non interest expense 138,952 187,107 188,725 Income before taxes 80,874 99,531 97,135 Income taxes 20,870 25,314 22,943 Net income $ 60,004 $ 74,217 $ 74,192 Net income absent gain on sale of securities $ 43,454 $ 66,505 $ 69,421 21 Park National Corporation Statements of Income Source: Company Filings

(in thousands) Nine months ended Sept. 30, 2011 Year ended Dec. 31, 2010 Year ended Dec. 31, 2009 Net interest income $ 20,248 $ 27,867 $ 25,634 Provision for loan losses 35,400 39,229 44,430 Net interest loss after provision (15,152) (11,362) (18,796) Non interest loss (4,337) (3,407) (2,047) Gain on sale of securities 1,828 - - Non interest expense 22,866 31,623 28,091 Loss before taxes (40,527) (46,392) (48,934) Income tax benefits (14,271) (17,095) (18,824) Net loss $ (26,256) $ (29,297) $ (30,110) Net loss absent gain on sale of securities $ (27,444) $ (29,297) $ (30,110) 22 Vision Bank Statements of Operation Source: Company Filings

(in thousands) Nine months ended Sept. 30, 2011 Year ended Dec. 31, 2010 Year ended Dec. 31, 2009 Net interest income $ 186,707 $ 246,177 $ 247,857 Provision for loan losses 20,525 25,673 24,391 Net interest income after provision 166,182 220,504 223,466 Non interest income 47,671 69,039 75,897 Gain on sale of securities 23,634 11,864 7,340 Non interest expense 116,086 155,484 160,634 Income before taxes 121,401 145,923 146,069 Income taxes 35,141 42,409 41,767 Net income $ 86,260 $ 103,514 $ 104,302 Net income absent gain on sale of securities $ 70,898 $ 95,802 $ 99,531 23 Park National Corporation, excluding Vision Statements of Income Prior to our acquisition of Vision Bank in 2007, Park had a history of being a top performing bank holding company. Source: Company Filings

(in thousands) Dec. 31, 2011 (forecasted) * Dec. 31, 2010 (actual) Net interest income $ 272,000 $ 274,044 Provision for loan losses 67,500 64,902 Net interest income after provision 205,500 209,142 Non interest income 61,000 65,632 Gain on sale of securities 25,462 11,864 Non interest expense 185,000 187,107 Income before taxes $ 105,962 $ 99,513 24 Park National Corporation Forecasted Statements of Income Source: Company Filings * The forecasted amounts are at the mid - point of the range of guidance that management has provided for 2011 in the form 8 - K dated October 24, 2011, with the exception of gain on sale of securities which represents actual gains through September 2011 .

Park National Corporation Statements of Condition (in millions) Sept. 30, 2011 Dec. 31, 2010 Dec. 31, 2009 Investment securities $ 1,709 $ 2,040 $ 1,864 Loans 4,681 4,733 4,640 Allowance for loan losses (100) (121) (117) Other assets 810 646 653 Total assets $ 7,100 $ 7,298 $ 7,040 Non - interest bearing deposits $ 1,001 $ 938 $ 897 Interest bearing deposits 4,088 4,157 4,291 Total deposits 5,089 5,095 5,188 Other borrowings 1,142 1,376 1,054 Other liabilities 109 81 81 Stockholders’ equity 760 746 717 Total liabilities & stockholders’ equity $ 7,100 $ 7,298 $ 7,040 25 Source: Company Filings

26 Securities, $1,916,601 Loans, $4,726,074 Other, $49,877 Earning Assets Composition Average Earning Assets by Type YTD through Sept. 30, 2011 Source: SNL Financial; Company Filings  Commercial lending focus on small, closely held businesses within our markets  Consumer mortgage and home equity portfolios are originated by Park largely within our footprint and have been consistently underwritten for decades  Steady growth across all loan categories – No unfavorable mix/shift since downturn  Limited exposure to high risk asset classes – Subprime ($107.1 million exposure) – Guardian Finance Company ($46.7 mm) and Structured Warehouse Finance ($60.4mm) – Alt - A loans / Option Arms ($0 exposure) – Nationally syndicated loans ($0 exposure) – GSE Preferred, CDO / TRuP ($0 exposure)

Investment Portfolio Municipals 0.3% Equity Securities 0.1% Agency 13.7% Agency MBS 85.8% 27 Investment Portfolio Composition Conservative Portfolio  Net unrealized gain position of $42.0 million as of September 30, 2011  No Private Label MBS  No Single - Issuer or Pooled Trust Preferreds  As of Sept. 30, 2011 the fair value of our investment portfolio totaled approximately $1.66 billion – $0.80 billion available - for - sale – $0.86 billion held - to - maturity Source: Company Filings

(in thousands) Sept. 30, 2011 Dec. 31, 2010 Dec. 31, 2009 Commercial and industrial $756,888 $737,902 $ 751,277 Real estate construction Commercial land & development 232,295 328,495 406,753 1 - 4 family construction 68,446 77,985 88,765 Total real estate construction 300,741 406,480 495,518 Residential real estate 1,729,579 1,692,209 1,555,390 Commercial real estate Owner - occupied 611,005 622,627 573,775 Non owner - occupied 543,399 515,558 468,150 Total commercial real estate 1,155,404 1,138,185 1,041,925 Farmland 96,532 88,431 88,747 Consumer 642,431 669,478 707,575 Total Loans 4,680,575 $ 4,732,685 $ 4,640,432 28 Park National Corporation Loans by Type Source: BHC Performance Reports and Company Filings

(in thousands) Sept. 30, 2011 Dec. 31, 2010 Dec. 31, 2009 Total ALLL $100,248 $121,397 $116,717 Specific Reserves 33,275 43,459 36,721 General Reserves $66,973 $77,938 $79,996 Total loans $4,680,575 $4,732,685 $4,640,432 Impaired commercial loans 192,363 250,933 201,001 Non - impaired loans $4,488,212 $4,481,752 $4,439,431 Total ALLL to total loan ratio 2.14% 2.57% 2.52% General reserves as a % of non - impaired loans 1.49% 1.74% 1.80% Ratio (annualized) of net loan charge - offs to average loans 2.18% 1.30% 1.14% Ratio (annualized) of provision expense as a % of average loans 1.58% 1.40% 1.50% YTD 2011 2010 2009 New nonaccrual loans $ 64,984 $ 175,175 $ 184,181 29 PRK – Allowance for loan and lease losses (ALLL) and new nonaccrual loans Source: Company Filings

(in thousands) Sept. 30, 2011 Dec. 31, 2010 Dec. 31, 2009 Dec. 31, 2008 Nonaccrual loans $214,366 $289,268 $233,544 $159,512 Renegotiated loans 15,448 - 142 2,845 Loans past due 90 days or more (still accruing) 2,162 3,590 14,773 5,421 Total nonperforming loans $231,976 $292,858 $248,459 $167,778 Other real estate owned 46,911 44,325 41,240 25,848 Total nonperforming assets $278,887 $337,183 $289,699 $193,626 Loans past due 30 - 89 days (still accruing) 39,021 48,793 63,081 66,408 Percentage of nonperforming loans to loans (PRK) 4.96% 6.19% 5.35% 3.74% Percentage of nonperforming assets to assets (PRK) 3.93% 4.62% 4.11% 2.74% Texas Ratio (PRK) 40.68% 48.76% 44.18% 34.48% Peer Group Information June 30, 2011 Dec. 31, 2010 Dec. 31, 2009 Dec. 31, 2008 Percentage of nonperforming loans to loans (Peer Group) 3.83% 4.03% 4.20% 2.41% Percentage of nonperforming assets to assets (Peer Group) 3.24% 3.40% 3.37% 1.98% 30 Park National Corporation Nonperforming Assets Source: BHC Performance Reports and Company Filings

(in thousands) Sept. 30, 2011 Dec. 31, 2010 Dec. 31, 2009 Dec. 31, 2008 Nonaccrual loans $106,000 $171,453 $148,347 $91,207 Renegotiated loans 1,743 - - 2,845 Loans past due 90 days or more (still accruing) - 364 11,277 644 Total nonperforming loans $107,743 $171,817 $159,624 $94,696 Other real estate owned 769 35,940 35,203 19,699 Total nonperforming assets $108,512 $207,757 $194,827 $114,395 Loans past due 30 - 89 days (still accruing) 952 6,224 6,979 4,984 Percentage of nonperforming loans to loans (Vision) 19.61% 26.82% 23.58% 13.71% Percentage of nonperforming assets to assets (Vision) 15.09% 25.71% 21.70% 12.47% Texas Ratio (Vision) 69.17% 123.51% 137.82% 98.29% PRK Peer Group Information June 30, 2011 Dec. 31, 2010 Dec. 31, 2009 Dec. 31, 2008 Percentage of nonperforming loans to loans (PRK Peer Group) 3.83% 4.03% 4.20% 2.41% Percentage of nonperforming assets to assets (PRK Peer Group) 3.24% 3.40% 3.37% 1.98% 31 Vision Bank Nonperforming Assets Source: BHC Performance Reports and Company Filings

Park National Corporation, excluding Vision Nonperforming Assets

(in thousands)	Sept. 30, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Nonaccrual loans	$108,366 *	$117,815 *	$85,197 *	$68,305 *
Renegotiated loans	13,705	-	142	-
Loans past due 90 days or more (still accruing)	2,162	3,226	3,496	4,777
Total nonperforming loans	$124,233	$121,041	$88,835	$73,082
Other real estate owned – Park National Bank	11,815	8,385	6,037	6,149
Other real estate owned – Parent Company LLC	34,327	-	-	-
Total nonperforming assets	$170,375	$129,426	$94,872	$79,231
Loans past due 30-89 days (still accruing)	38,069	42,569	56,102	61,424
Percentage of nonperforming loans to loans (PRK, excluding Vision)	3.01%	2.96%	2.24%	1.92%
Percentage of nonperforming assets to assets (PRK, excl. Vision)	2.67%	1.99%	1.54%	1.29%
Texas Ratio (PRK, excl. Vision)	32.22%	24.73%	18.45%	17.80%

PRK Peer Group Information	June 30, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Percentage of nonperforming loans to loans (PRK Peer Group)	3.83%	4.03%	4.20%	2.41%
Percentage of nonperforming assets to assets (PRK Peer Group)	3.24%	3.40%	3.37%	1.98%

*Includes Park National Bank loan participations with Vision Bank of $24.4 million, $33.6 million, $8.6 million and $9.1 million at September 30, 2011, December 31, 2010, December 31, 2009 and December 31, 2008, respectively.

Source: BHC Performance Reports and Company Filings

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(in thousands) Sept. 30, 2011 Dec, 31, 2010 Dec. 31, 2009 Dec. 31, 2008 CL&D loans $102,271 $170,989 $ 218,263 $ 251,443 Performing CL&D loans 60,240 84,498 132,380 191,712 Impaired CL&D loans 42,031 86,491 85,883 59,731 Specific reserve on impaired CL&D loans 12,135 23,585 21,802 3,134 Cumulative charge - offs on impaired CL&D loans 51,615 28,652 24,931 18,839 Specific reserves plus cumulative charge - offs $63,750 $52,237 $46,733 $21,973 % write down of impaired CL&D loans through period end (charge - offs and specific reserves) 68% 45% 42% 28% 33 Historical Review of Vision Bank Commercial Land & Development Loans Source: Company Filings

Capital Ratios – September 30, 2011 ($ in thousands) Leverage Ratio Tier I Risk Based Capital Risk Based Capital Park National Corporation 9.73% 14.04% 16.52% Park National Bank 6.67% 9.81% 11.76% Vision Bank 16.30% 22.19% 23.48% Minimum capital ratio 4.00% 4.00% 8.00% Well capitalized requirement 5.00% 6.00% 10.00% TARP capital $ 100,000 $ 100,000 $ 100,000 PRK, excluding TARP 8.30% 11.98% 14.46 34 Source: Company Filings

Capital Raising Activities 2Q 2009 183,200 common shares; net proceeds of $10.5 million 3Q 2009 105,072 common shares; net proceeds of $6.2 million 4Q 2009 500,000 common shares; net proceeds of $29.8 million 4Q 2009 115,800 common shares, to the PRK Defined Benefit Pension Plan; proceeds of $7 million 2Q 2010 324,100 common shares upon the exercise of warrants; net proceeds of $21.3 million 3Q 2010 95,400 common shares upon the exercise of warrants; net proceeds of $6.3 million 4Q 2010 17,700 common shares upon the exercise of warrants; net proceeds of $1.1 million 4Q 2010 71,984 common shares; net proceeds of $4.8 million Total 1,413,256 common shares; net proceeds of $87.0 million Average net selling price $61.56 Average tangible common book value past 9 quarters (Q3 2009 through Q3 2011) $37.03 Selling price to average tangible book value 1.66x tangible common book value 35 Source: Company Filings Note: PRK also raised $35.25 million of Tier II capital through the issuance of subordinated notes in the fourth quarter of 2 009 .

Tangible Common Equity TCE Ratio Shares outstanding 3Q 2011 8.33% 15,398,904 2010 7.90% * 15,398,934 2009 7.75% ** 14,882,780 2008 6.61% 13,971,727 2007 6.85% 13,964,576 2006 9.13% 13,921,529 2005 9.12% 14,092,626 2004 9.71% 14,320,227 2003 10.56% 14,455,027 2002 11.13% 14,481,564 2001 9.83% 14,637,841 2000 10.09% 14,830,953 36 Source: Company Filings *During the 2010, Park National Corporation sold 509,184 additional shares of common stock through the exercise of warrants. **During 2009, Park National Corporation sold 904,072 additional shares of common stock through various capital offerings.

IV. Why invest in Park National Corporation?  Unique, localized business model makes us the bank of choice for customers.  Stable, low cost deposit funding, coupled with superior lending rates, contributes to outstanding profitability.  Favorably positioned to take advantage of excellent growth opportunities in our markets, largely caused by industry dislocation.  We are strongly capitalized and conservatively managed, with a long - term view toward building shareholder value.  Experienced leadership team with proven knowledge of local markets. 37

Appendix: Profiles of PRK Affiliate Banks Please visit www.parknationalcorp.com for a profile of the PRK affiliate banks. 38